This is filed pursuant to Rule 497(e). File Nos. 002-17531 and 811-01018

     SUPPLEMENT DATED MAY 26, 2006
TO DREYFUS FOUNDERS FUNDS, INC.
CLASS F PROSPECTUS DATED MAY 1, 2006

Dreyfus Founders Government Securities Fund

At a meeting of the Board of Directors of Dreyfus Founders Funds, Inc. (the “Company”) held on May 18, 2006, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Government Securities Fund Plan”) between the Company, on behalf of Dreyfus Founders Government Securities Fund (the “Government Securities Fund”), and Dreyfus U.S. Treasury Intermediate Term Fund (the “Dreyfus Treasury Fund”). The Government Securities Fund Plan provides for the transfer of the Government Securities Fund’s assets to the Dreyfus Treasury Fund in a tax-free exchange for shares of the Dreyfus Treasury Fund and the assumption by the Dreyfus Treasury Fund of the Government Securities Fund’s stated liabilities, the distribution of shares of the Dreyfus Treasury Fund to Government Securities Fund shareholders and the subsequent termination of the Government Securities Fund (the “Government Securities Fund Reorganization”).

It is currently contemplated that holders of Government Securities Fund shares as of June 23, 2006 (the “Record Date”) will be asked to approve the Government Securities Fund Plan on behalf of the Government Securities Fund at a special meeting of shareholders to be held on or about September 8, 2006. If the Government Securities Fund Plan is approved, the Government Securities Fund Reorganization will become effective on or about September 22, 2006.

In anticipation of the Government Securities Fund Reorganization, the Government Securities Fund is closed to any investments for new accounts, except that new accounts may be established by participants in qualified defined contribution retirement plans if the Fund was previously established as an investment option under the retirement plan and the account is established through the plan. Shareholders of the Fund as of the date of this supplement may continue to make additional purchases and to reinvest dividends and capital gains into their existing Government Securities Fund accounts up until the time of the Government Securities Fund Reorganization.

A Proxy Statement with respect to the Government Securities Fund Reorganization will be mailed prior to the meeting to Government Securities Fund shareholders as of the Record Date. The Proxy Statement will describe the Dreyfus Treasury Fund and other matters. Investors may obtain a free copy of the Prospectus of the Dreyfus Treasury Fund by calling 1-800-645-6561.

Dreyfus Founders Money Market Fund

At a meeting of the Board of Directors of the Company held on May 18, 2006, the Board approved, subject to shareholder approval, an Agreement and Plan of Reorganization (the “Money Market Fund Plan”) between the Company, on behalf of Dreyfus Founders Money Market Fund (the “Money Market Fund”), and Dreyfus Liquid Assets, Inc. (“DLA”). The Money Market Fund Plan provides for the transfer of the Money Market Fund’s assets to DLA in a tax-free exchange for Class 1 shares of DLA and the assumption by DLA of the Money Market Fund’s stated liabilities, the distribution of Class 1 shares of DLA to Money Market Fund shareholders and the subsequent termination of the Money Market Fund (the “Money Market Fund Reorganization”).

It is currently contemplated that holders of Money Market Fund shares as of the Record Date will be asked to approve the Money Market Fund Plan on behalf of the Money Market Fund at a special meeting of shareholders to be held on or about September 8, 2006. If the Money Market Fund Plan is approved, the Money Market Fund Reorganization will become effective on or about September 22, 2006.

The Money Market Fund will remain open to investments in new accounts by grandfathered Class F investors up until the time of the Money Market Fund Reorganization. In addition, shareholders of the Fund may continue to make additional purchases and to reinvest dividends into their Money Market Fund accounts up until the time of the Money Market Fund Reorganization.

A Proxy Statement with respect to the Money Market Fund Reorganization will be mailed prior to the meeting to Money Market Fund shareholders as of the Record Date. The Proxy Statement will describe DLA and other matters. Investors may obtain a free copy of the Prospectus of DLA by calling 1-800-645-6561.